Trycera Financial announces the acquisition of the call center assets and facilities from Hawaii Direct Telephone STS, LLC

Newport Beach, CA - June 17, 2005 - Trycera Financial, a publicly reporting financial services company specializing in customized and turnkey prepaid programs, today announced that as of June 14, 2005 it acquired the call center assets and operations of Hawaii Direct Telephone STS, LLC based in Honolulu, Hawaii. Hawaii Direct Telephone STS, LLC is a leading telephone services provider in the state of Hawaii. The call center now operates as a wholly owned subsidiary of Trycera Financial under the name isleCORE Systems, Inc. isleCORE Systems will handle inbound call servicing for Hawaii travel and tourism inquiries from across the United States and provide a broad range of inbound answering services to businesses and industries located throughout Hawaii. Additionally, the call center provides customer service and live operator activation to card marketers within the stored value industry.

Trycera Financial plans to grow isleCore into a diversified stored value call center operation by marketing Trycera's association branded stored value debit card programs while facilitating the deployment of proprietary technology and cross sales solutions within the more broad stored value industry. In addition, Trycera will continue to actively focus on expanding the call center operations within the travel and tourism industry nationwide.

Trycera Financial President and CEO, Matt Kerper, commented, "The purchase of the call center assets offers a strategic fit for Trycera and brings in-house call center technology and service expertise. This acquisition serves as continued validation of our broadening financial products strategy and overall commitment to success for our shareholders. We are pleased with the launch of isleCORE Systems, Inc. and welcome the opportunity to begin integration and expansion of this strategic asset in the near-term."


About Trycera Financial, Inc.

Trycera Financial is a publicly reporting financial services company specializing in customized and turnkey prepaid programs partnerships that serve the needs of self-banked consumers. Within the scope of the company's business model, Trycera is focused on four primary channels: consumer-based stored-value products, private-label catalog shopping cards, customized stored-value program management and accretive acquisitions of synergistic product and service providers. In addition to the newly acquired call center assets Trycera Financial operates the Tru Platinum Catalog Shopping Card program and is preparing to launch additional association-branded stored value debit card products in the coming months. For more information, visit the company's Web site at www.trycera.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the statements set forth above include forward-looking statements that involve risk and uncertainties. The company wishes to caution readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include but are not limited to the risk factors noted in the company's filings with the Securities & Exchange Commission, such as the changes in federal, state or municipal laws governing the distribution and performance of financial services; a general economic downturn; our startup phase of operations, and our continuing ability to fund our operations; reliance on third-party processors and product suppliers; the inability to locate suitable acquisition targets; and other risks and uncertainties. Should any of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected.

CONTACT INFORMATION:
Company:
Bryan Kenyon, CFO
Trycera Financial, Inc.
(949) 273-4304
info@trycera.com

or

The Liquid Group
Jason Daggett (Investors/Media)
714-264-7975
stockinfo@trycera.com